SCHEDULE 14A INFORMATION

                         Proxy Statement Pursuant to Section 14(a) of the
                                 Securities Exchange Act of 1934

          Filed by the Registrant [X]
          Filed by a Party other than the Registrant [  ]

          Check the appropriate box:

          [  ]  Preliminary Proxy Statement
          [X]   Definitive Proxy Statement
          [  ]  Definitive Additional Materials
          [  ]  Soliciting  Material  Pursuant to 240.14a-11(c) or 240.14a-12


                                      AKORN, INC.
                         (Name of Registrant as Specified In Its Charter)

                                      AKORN, INC.
                       (Name of Person(s) Filing Proxy Statement)


          Payment of Filing Fee (Check appropriate box):

          [X]   $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or
                14a-6(j)(2).
          [  ]  $500 per each party to the controversy pursuant to Exchange
                Act Rule 14a-6(i)(3).
          [  ]  Fee  computed  on  table  below per Exchange Act Rules 14a-
                6(i)(4) and 0-11.

                1)    Title   of  each  class  of   securities   to   which
                      transaction applies:

                2) Aggregate number of securities to which transaction applies:

                3)    Per  unit  price  or  other   underlying   value   of
                      transaction computed pursuant to Exchange Act Rule 0-
                      11:1

                4)    Proposed maximum aggregate value of transaction:


                1Set forth amount on which the filing fee is calculated and state how it was determined.

          [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form of Schedule and the date of its filing.

                1)    Amount Previously Paid:

                2)    Form, Schedule or Registration Statement No.:

                3)    Filing Party:

                4)    Date Filed

                                         100 Akorn Drive
                                 Abita Springs, Louisiana  70420

                                  ______________________________

                             NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                                   To Be Held October 28, 1995
                                  ______________________________



          TO THE SHAREHOLDERS OF AKORN, INC.:


                The annual meeting of shareholders of Akorn, Inc. (the "Company") will be held at 2:00 p.m., local time, on Saturday, October 28, 1995 at the Wyndham Garden Midtown located at 125 10th Street, Atlanta, Georgia for the following purposes, more fully described in the accompanying proxy statement:

                1.    To elect a board of eight directors.

                2. To transact such other business as may properly come before the meeting and any adjournments thereof.

                The Board of Directors has fixed the close of business on September 15, 1995 as the record date for the determination of shareholders entitled to notice of and to vote at the annual meeting and all adjournments thereof.

                Your vote is important regardless of the number of shares you own. Whether or not you plan to attend the annual meeting, please mark, date and sign the enclosed proxy card and return it promptly in the enclosed stamped envelope. Furnishing the enclosed proxy will not prevent you from voting in person at the meeting should you wish to do so.

                                       By Order of  the Board of Directors

                                                /s/ George S. Ellis, M.D.
                                                George S.Ellis, M.D.
                                                    Secretary
          Abita Springs, Louisiana
          September 15, 1995

                                           AKORN, INC.
                                         100 Akorn Drive
                                 Abita Springs, Louisiana  70420



                                         PROXY STATEMENT



                                  Annual Meeting of Shareholders
                                   To be Held October 28, 1995



                This Proxy Statement is furnished to shareholders of Akorn, Inc. (the "Company") in connection with the solicitation of proxies on behalf of the Company's Board of Directors for use at its Annual Meeting of shareholders to be held at the date, time and place set forth in the accompanying notice and at any adjournments thereof (the "Meeting"). The date of this Proxy Statement is September 15, 1995.

                On September 15, 1995, the record date for determining shareholders entitled to notice of and to vote at the Meeting, the Company had outstanding 14,904,653 shares of common stock (the Company's only class of authorized capital stock), each of which is entitled to one vote on all matters to be considered at the Meeting.

                Shares represented by all properly executed proxies on the enclosed form received in time for the Meeting will be voted at the Meeting. A proxy may be revoked at any time before it is exercised by filing with the Secretary of the Company an instrument revoking it or a duly executed proxy bearing a later date, or by attending the Meeting and voting in person. Unless revoked, the proxy will be voted as specified and, if no specifications are made, will be voted in favor of the proposed nominees as described herein.

                The cost of soliciting proxies in the enclosed form will be borne by the Company. In addition to the use of the mails, proxies may be solicited by personal interview, telephone, telefax and telegraph. Banks, brokerage houses and other institutions, nominees and fiduciaries will be requested to forward solicitation materials to the beneficial owners of the shares of the common stock of the Company; upon request, the Company will reimburse such persons for reasonable out-of-pocket expenses incurred in connection therewith.


                                      ELECTION OF DIRECTORS

                The Company's by-laws provide for a Board of eight directors. Eight candidates have been nominated by the Board of Directors for election at the Meeting. The Board of Directors recommends that shareholders vote FOR the election of all eight nominees.

                Proxies cannot be voted for more than eight candidates and not more than eight directors can be elected. In the absence of contrary instructions, the proxy holders will vote for the
          election   of   the   eight   nominees  listed  below.   In   the
          unanticipated event that one or more of such persons is unavailable as a candidate for director, the persons named in the accompanying proxy will vote for another candidate nominated by the Board of Directors.


               The following table sets forth as of September 15, 1995 the age, principal occupation and employment, position with the Company, directorships in other public corporations, year first elected a director of the Company, and beneficial ownership of shares of Company common stock of each nominee for election as director at the coming meeting. Unless otherwise indicated, (i) each nominee has been engaged in the principal occupation or occupations shown for more than the past five years, and (ii) the shares shown as being beneficially owned are held with sole voting and investment power.


 Name, Age, Principal Occupation                       Shares        Percent
   and Directorships in Other         Director       Beneficially       of
     Public Corporations              Since          Owned <F1>         Class
________________________________   ______________  ______________  ___________

   Daniel E. Bruhl, M.D., 53           1983           285,517<F2>       1.91%
 Ophthalmologist; director of
 Surgical Care Affiliates, Inc.

   J. Ed Campbell, M.D., 71            1975           223,691<F3>       1.50%
      Ophthalmologist.

  George S. Ellis, M.D., 72            1985           279,260<F5>       1.87%
      Ophthalmologist.<F4>

       Doyle S. Gaw, 64                1975           245,824<F6>       1.64%
Private investor; Chairman of the
Board and Chief Executive Officer
of the Company from 1989 to 1991.

    John N. Kapoor, Ph.D., 52          1991         4,270,000<F8>      26.81%
    Chairman of the Board and
     Chief Executive Officer
       of Option Care, Inc.
    since August, 1993; President
   of E. J. Financial Enterprises,
       Inc. since April, 1990;
    director of Unimed, Inc. and
        Lunar Corp.<F7>

      Barry D. LeBlanc, 40             1987           586,563<F9>       3.83%
 President of the Company since
 1987 and Chief Executive Officer
     since December, 1991.

     David H. Turner, M.D., 68         1975           244,650<F10>      1.64%
       Ophthalmologist.

 Lawrence A. Yannuzzi, M.D., 58        1983           195,883<F3>       1.31%
       Ophthalmologist.

   Directors and officers as a                      6,663,701<F11>     39.50%
            group (11 Persons)
 ______________________________

<F1>  Beneficial  ownership  is determined in accordance with Rule
      13d-3 under the Securities Exchange Act of 1934.
<F2>  Includes  64,266 shares held  by  Dr.  Bruhl's  pension  and profit sharing plans and 30,000 shares issuable pursuant to options granted by the Company.
<F3>  Includes 30,000 shares  issuable pursuant to options granted by the Company.
<F4>  Dr. Ellis  also serves as Secretary of the Company.
<F5>  Includes 101,500 shares held  by  Dr. Ellis' wife and 30,000 shares issuable pursuant to options granted by the Company.
<F6>  Includes  130,000 shares issuable to  Mr.  Gaw  pursuant  to options granted by the Company.
<F7>  Dr. Kapoor  also  serves  as  Chairman  of  the Board of the
      Company, a non-officer position. E. J. Financial Enterprises, Inc. is a privately held financial services and consulting company; Option Care, Inc., a publicly held company, is a franchiser of home infusion therapy businesses; Unimed, Inc., a publicly held corporation, is a pharmaceutical distributor; and Lunar Corp., also publicly held, is a medical diagnostic equipment company. Dr. Kapoor had served as acting Chairman of the Board of Directors of the Company from April, 1993 to May, 1995; he served as Chairman of the Board of the Company from December, 1991 to January, 1993.
<F8>  Of such 4,270,000 shares,  (i)  3,220,000 are owned directly by the John N. Kapoor Trust dated September 20, 1989 (the "Trust") of which Dr. Kapoor is the sole trustee and beneficiary, (ii) 1,000,000 are issuable pursuant to a warrant issued to the Trust in 1992, (iii) 30,000 are owned by a trust, the trustee of which is Dr. Kapoor's wife and the beneficiaries of which are their children, and (iv) 20,000 are issuable pursuant to options granted by the Company directly to Dr. Kapoor.
<F9>  Includes 483,052 shares  issuable to Mr. LeBlanc pursuant to options granted by the Company, 5,000 shares held by Mr. LeBlanc's wife and 10,000 shares owned by Mr. LeBlanc's minor child.
<F10> Includes 50,000 shares held by Dr. Turner's  wife and 30,000 shares issuable pursuant to options granted by the Company.
<F11> Of  such  6,663,701  shares,  1,783,052  are  not  presently outstanding, but are issuable pursuant to option and warrant rights described in the preceding footnotes and 183,334 are issuable pursuant to options held by officers of the Company who are not also directors.

                ______________________________


               During the fiscal year ended June 30, 1995, the Board of Directors of the Company held four meetings. Each incumbent director attended at least 75% of the aggregate number of meetings held during that fiscal year of the Board of Directors and committees of which he was a member.

               The Board of  Directors has an Executive Committee, of which
          Dr. Kapoor and Mr. LeBlanc are members; an Audit Committee, of which Drs. Bruhl, Campbell and Mr. Gaw are members; and a Compensation Committee, of which Drs. Ellis, Turner and Yannuzzi are members. The Board of Directors also has an Incentive Compensation Committee, which administers the Company's Incentive Compensation Program; this committee consists of all directors excepting Mr. LeBlanc and Dr. Kapoor. The Executive Committee has all of the powers of the Board when the Board is not in session, except the power to declare dividends, make or alter by-laws, fill vacancies on the Board or the Executive Committee, or change the membership of the Executive Committee. The Audit Committee, which met once during fiscal 1995, is responsible for
          (i) consulting with the independent auditors with regard to the plan of audit, (ii) reviewing the plan and the results of audits of the Company by its independent auditors and (iii) discussing audit recommendations with management and reporting the results of its reviews to the Board of Directors. The Compensation Committee met five times during fiscal 1995 to review various compensation matters with respect to executive officers and directors.
               For services as Chairman of the Board and as a consultant to the Company, Dr. Kapoor receives fees of $50,000 per year. Each other director who is not a salaried officer or consultant of the Company receives a fee for his services as a director of $1,000 per regular meeting of the Board of Directors, $250 per telephone meeting and $500 per committee meeting, plus reimbursement of his expenses related to those services. In addition, the chairman of each committee (other than Dr. Kapoor) receives an annual fee of $2,500.

               All directors of the Company participate in the Company's Stock Option Plan for Directors, pursuant to which each director of the Company is granted an option to acquire 5,000 shares of Company common stock on the day after each annual meeting of shareholders at which he is elected to serve as a director. Any director appointed between annual meetings is entitled to receive a pro rata portion of an option to acquire 5,000 shares. The plan is administered by the Incentive Compensation Committee. The Committee may, in its sole discretion, grant an option to purchase up to 100,000 shares to a person who is not already a director and who becomes a director at any time; no member of the Committee is eligible to be granted such an option and any director who has been granted such an option is not permitted to serve on the Committee for one year after such grant. Options granted under the plan expire five years from the date of grant. The option exercise price is the fair market value of the shares covered by the option at the time of the grant. Options covering a total of 277,917 shares are currently outstanding and options covering 202,083 shares remain available for issuance under the plan.

               Under agreements between the Company and the John N. Kapoor Trust dated September 20, 1989, the Trust is entitled to designate two individuals to be nominated and recommended by the Company's Board of Directors for election as a director. The Trust has designated only Dr. Kapoor for this purpose and is not expected to designate a second individual for nomiation as a director prior to the Meeting.

               During the Company's fiscal year ended June 30, 1995, one former officer of the Company (Wm. Kendall Albert) failed timely to file with the Securities and Exchange Commission one report as to the exercise of certain options for shares of Company common stock, and the sale of such shares, as required by Section 16(a) of the Securities Exchange Act of 1934.


                                      PRINCIPAL SHAREHOLDERS

               As of September 18, 1995, the following person was known by the Company to own beneficially more than 5% of its common stock (the only outstanding voting security of the Company). The information set forth below has been determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934 based upon information furnished by the persons listed.

 Name                   Shares Beneficially Owned        Percent of Class
_____________________  _____________________________ ________________________

John N. Kapoor, Ph.D.           4,270,000<F1>                 26.81%
The John N. Kapoor Trust
dated September 20, 1989

____________________
<F1>  The  nature  of the beneficial ownership of such  shares  is described in note 8 to the table under Election of Directors, above. The address of Dr. Kapoor and the Trust is 225 East Deerpath, Suite 250, Lake Forest, Illinois 60045.

                        ______________________________

                          EXECUTIVE COMPENSATION

          Summary of Executive Compensation

               The following table summarizes the compensation paid by the Company for services rendered during the fiscal years ended June 30, 1993, 1994 and 1995 to each executive officer of the Company whose total annual salary and bonus for fiscal 1995 exceeded $100,000:

                                    Summary Compensation Table

                                                                      Long-Term
                                     Annual Compensation            Compensation
                                  _____________________________  ____________________
                                   Year Ended                        Number of          All Other<F1>
Name and Principal Position         June  30   Salary    Bonus     Options Awarded      Compensation
________________________________  ___________ _________ ________  ___________________   ________________
Barry D. LeBlanc                      1995     $207,731                 34,000               $2,310
President and Chief Executive         1994      184,362  $24,667        50,000                2,310
Officer                               1993      178,024                125,000

Wm. Kendall Albert                    1995     $107,115                 23,000               37,667
Vice President-Sales and              1994      140,874   16,444        25,000                  873
Marketing<F2>                         1993      133,554                 25,000

Harold O. Koch                        1995     $122,247                  58,000               1,530
Senior Vice President<F3>             1994      105,602   16,444         25,000                 791
                                      1993       99,350                  40,000

Timothy J. Toney                      1995     $117,292                  10,000               2,018
Vice President-                       1994      115,000   17,250                                359
Manufacturing<F4>                     1993      115,000   14,637          5,000

____________________

<F1>   Represents  contributions  to  the  Company's  Savings  and
       Retirement Plan. (See also <F2> below)
<F2>   Mr.  Albert's  employment  by the Company ended in February
       1995 at which time he received severance payments of $36,250 which is included in other compensation.
<F3>   Mr. Koch became an executive  officer  of  the  Company  in
       February  1993  and became Senior Vice President in January
       1995.
<F4>   Mr. Toney became  an  executive  officer  of the Company in
       February 1993; he also serves as president of Akorn Manufacturing, Inc., the Company's manufacturing subsidiary.

                      ______________________________

          Stock Option Grants

                The  following  table provides information  concerning  the grant of options to purchase Company common stock to the executive officers named in the Summary Compensation Table during the fiscal year ended June 30, 1995. All options are exercisable at the fair market value of the shares on the date of grant. Twenty-five percent of all the options granted, except the 35,000 issued to Mr. Koch, became exercisable on the date of grant and 25% of the options become exercisable on the first, second and third anniversaries of the date of grant. Thirty-three percent of the 35,000 options issued to Mr. Koch became exercisable on the date of grant and 33% of such options become exercisable on the first and second anniversaries of the date of grant. If there is a reorganization, merger or consolidation involving the Company in which the Company is not the surviving corporation or a transfer of substantially all of the property or more than two-thirds of the stock of the Company, all options will become immediately exercisable in full.

                                    Fiscal 1995 Option Grants

                     No. of Options     % of Total Options Granted    Exercise   Expiration
Name                   Granted           to   Employees in 1995        Price       Date
_________________  ___________________ ____________________________ ____________ ___________
Barry D. LeBlanc          34,000                   14.3                  $2.81      08/20/99
Wm. Kendall Albert        23,000                    9.7                   2.81      08/20/99
Harold O. Koch            23,000                    9.7                   2.81      08/20/99
Harold O. Koch            35,000                   14.7                   3.50      10/29/99
Timothy J. Toney          10,000                    4.2                   3.50      10/29/99

                                  ______________________________

                          Aggregate Option Exercises in Fiscal 1995 and
                                Option Values as of June 30, 1995

                                                  No. of Unexercised       Value of Unexercised
                     No. of Shares                  Options at             In-the-Money Options
                      Acquired       Value        June  30, 1995            at June 30, 1995
                                             ___________________________ ___________________________
Name                 on Exercise   Realized  Exercisable Unexercisable   Exercisable  Unexercisable
_________________ _______________ __________ ___________ ______________  ____________ ______________
Barry D. LeBlanc         0            $0       481,969       50,500        $179,743      $ 9,375
Wm. Kendall Albert    34,917       38,084      100,000
Timothy J. Toney         0             0        40,833        9,167           2,917          208
Harold O. Koch           0             0        91,583       56,417           9,271        5,104

                                     ______________________________


          Employment Agreement

In connection with the Company's acquisition of Akorn Manufacturing, Inc. (formerly Taylor Pharmacal Company) ("AMI") in January, 1992, AMI entered into an employment agreement with Timothy J. Toney, who was at that time an officer of AMI. Pursuant to the agreement, which expired on December 13, 1994, Mr. Toney was employed as president of AMI at an annual salary of $115,000 and was entitled to an annual cash bonus equal to the lesser of (i) 15% of his annual salary or (ii) 2.55% of AMI's adjusted pre-tax earnings. Also pursuant to the agreement, Mr. Toney was eligible for benefits under the Company's incentive compensation program, health and accident insurance, vacation benefits, and other benefits available to employees of AMI. This contract was not renewed and subsequent to December 13, 1994 Mr. Toney continues to be employed as President of AMI, as well as Vice President - Manufacturing of the Company.


                           TRANSACTIONS WITH SHAREHOLDERS AND DIRECTORS

  Under  an agreement that was in effect from November 1990 through December
31, 1994, EJ Financial Enterprises, Inc., which is controlled by John N. Kapoor, provided consulting services to the Company for a monthly fee of $4,167, plus expenses. This agreement has been renewed, with the monthly fee reduced to $1,500, for a term expiring on December 31, 1995, unless earlier terminated by either party on 30 days' notice.

   For services performed by Dr. Kapoor in connection with the Company's acquisition of Akorn Manufacturing, Inc., the John N. Kapoor Trust dated September 20, 1989 received, among other things, 125,000 shares of Company common stock which were subject to forfeiture if the market price of the Company common stock were not to reach $5.00 by January 15, 1996. At the time of this issuance, the market price of Company common stock was $3.50 per share. In August 1995, the Company, the Trust and Dr. Kapoor entered into an agreement under which (i) the forfeiture period was extended to January 15, 1998, (ii) forfeiture would not occur in the event that persons unaffiliated with Dr. Kapoor acquire beneficial ownership of more than 50% of the outstanding common stock of the Company, and (iii) Dr. Kapoor waived his right to receive $40,000 otherwise payable to him by the Company for serving as Chairman of the Board in fiscal 1996.


                           INDEPENDENT  CERTIFIED  PUBLIC  ACCOUNTANTS

   A   representative   of  Deloitte  &  Touche,  the  Company's  independent
accountant for the fiscal year ended June 30, 1995, is expected to attend the Meeting, will have an opportunity to make a statement if he wishes to do so, and will be available to respond to appropriate questions.


                                          OTHER MATTERS

Quorum and Voting of Proxies

  The presence, in person or by proxy, of a majority of the outstanding shares of common stock of the Company is necessary to constitute a quorum. Shareholders voting, or abstaining from voting, by proxy on any issue will be counted as present for purposes of constituting a quorum. If a quorum is present, (i) the election of the eight directors to be elected at the Meeting will be determined by plurality vote (that is, the eight nominees receiving the largest number of votes will be elected) and (ii) a majority of votes actually cast will decide any other matter properly brought before the Meeting for a vote of shareholders. Shares for which proxy authority to vote for any nominee for election as a director is withheld by the shareholder and shares that have not been voted by brokers who may hold shares on behalf of the beneficial owners ("broker non-votes") will not be counted as voted for the affected nominee. With respect to any matter other than the election of directors, shares that are not voted as a result of abstentions and broker non-votes will not be considered cast in determining whether or not a majority of votes has been cast.

 Other Business

  Management is unaware of any matter for action by shareholders at the Meeting other than those described in the accompanying notice. The enclosed proxy, however, will confer discretionary authority with respect to any other matter that may properly come before the Meeting or any adjournment thereof. It is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment on any such matter.

 Shareholder Proposals

  Any shareholder who desires to present a proposal qualified for inclusion in the Company's proxy materials for the 1996 annual meeting must forward the proposal in writing to the President of the Company at the address shown on the first page of this proxy statement in time to arrive at the Company no later than May 18, 1996.


                                    By Order of the Board of Directors


                                        /s/ George S. Ellis, M.D.
                                        George S. Ellis, M.D.
                                             Secretary

          Abita Springs, Louisiana
          September 15, 1995








PROXY       This Proxy is Solicited on Behalf of the Board of Directors of
                                             AKORN, INC.
The  undersigned  hereby constitutes and appoints John N. Kapoor, Ph.D.
or Barry D. LeBlanc, or either of them, proxies for the undersigned, with full power of substitution, to represent the undersigned and to vote, as designated below, all of the shares of Common Stock of Akorn, Inc.
(the "Company") that the undersigned is entitled to vote held of record by the undersigned on September 15, 1995, at the annual meeting of shareholders of the Company to be held on October 28, 1995 (the "Annual Meeting"), and at any and all adjournments thereof.

  The Board of Directors recommends a vote FOR the nominees listed below.

1.  Election of Directors.
   FOR __ all nominees listed below (except as    WITHHOLD  AUTHORITY ___ to
          marked to the contrary below)             vote for all nominees
                                                         listed below

INSTRUCTIONS: To withhold authority to vote for any individual nominee, strike a line through the nominee's name in the list below:

  Daniel E. Bruhl, M.D.       George S. Ellis, M.D.    John N. Kapoor, Ph.D.
  David H. Turner, M.D.       J. Ed Campbell, M.D.        Doyle S. Gaw
  Barry D. LeBlanc            Lawrence A. Yannuzzi,  M.D.

2.  In their discretion to vote upon such other business as may properly come before the Annual Meeting or any adjournment thereof.

                           (Please See Reverse Side)

This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted FOR the nominees listed over. The individuals designated above will vote in their discretion on any other matter that may properly come before the meeting.

                             Date:  ____________________, 1995

                             __________________________________
                                    Signature of Shareholder

                             ___________________________________
                                   Signature if held jointly

                                Please sign exactly as name
                                appears  on the certificate or
                                certificates      representing
                                shares  to  be voted  by  this
                                proxy, as shown  on  the label
                                to the left.  When signing  as
                                executor,       administrator,
                                attorney, trustee, or guardian
                                please  give  full   title  as
                                such.    If   a   corporation,
                                please  sign  full corporation
                                name by president or other au-
                                thorized   officer.     If   a
                                partnership,  please  sign  in
                                partnership name by authorized
                                persons.


Please mark, sign, date and return this proxy promptly using the enclosed envelope.